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                       INSURANCE AND INDEMNITY AGREEMENT



                                     among



                      FINANCIAL SECURITY ASSURANCE INC.,

                      MORTGAGE LENDERS NETWORK USA, INC.,

                                      and

              PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION


                           Dated as of April 1, 2000


          The Mortgage Lenders Network Home Equity Loan Trust 2000-1
                   Pass-Through Certificates, Series 2000-1
           Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5

                                 $211,533,000

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
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                               TABLE OF CONTENTS

                                                                                         Page


                                   ARTICLE I
Section 1.01 Definitions...................................................................1
Section 1.02 Limited Recourse..............................................................1

                                  ARTICLE II
Section 2.01 Representations and Warranties of the Depositor..............................3
Section 2.02 Representations and Warranties of the Company.................................5
Section 2.03 Affirmative Covenants of the Depositor........................................9
Section 2.04 Affirmative Covenants of the Company.........................................10
Section 2.05 Negative Covenants of the Depositor..........................................13
Section 2.06 Negative Covenants of the Company............................................14

                                  ARTICLE III
Section 3.01 Issuance of the Policy......................................................16
Section 3.02 Payment of Fees and Premium..................................................16
Section 3.03 Reimbursement and Additional Payment Obligation..............................16
Section 3.04 Indemnification..............................................................18
Section 3.05 Subrogation..................................................................20

                                  ARTICLE IV
Section 4.01 Effective Date; Term of Agreement............................................22
Section 4.02 Securities Absolute..........................................................22
Section 4.03 Assignments; Reinsurance; Third-Party Rights.................................23
Section 4.04 Liability of FSA.............................................................23


                                   ARTICLE V
Section 5.01 Events of Default............................................................25
Section 5.02 Remedies; Waivers............................................................26


                                  ARTICLE VI
Section 6.01 Amendments, Etc..............................................................28
Section 6.02 Notices......................................................................28
Section 6.03 Payment Procedure............................................................29
Section 6.04 Severability.................................................................29
Section 6.05 Governing Law................................................................29
Section 6.06 Consent to Jurisdiction......................................................29
Section 6.07 Consent of FSA...............................................................30
Section 6.08 Counterparts.................................................................30
Section 6.09 Trial by Jury Waived.........................................................30
Section 6.10 Limited Liability............................................................31
Section 6.11 Entire Agreement.............................................................31


Appendix I--Definitions

Appendix II--Opinions of Counsel

Annex I--Form of Policy

Appendix A--Conditions Precedent to Issuance of the Policy

                       INSURANCE AND INDEMNITY AGREEMENT


     INSURANCE AND INDEMNITY AGREEMENT dated as of April 1, 2000 between FINANCIAL SECURITY ASSURANCE INC. ("FSA"), MORTGAGE LENDERS NETWORK USA, INC. (the "Company") and PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION (the "Depositor").

                            INTRODUCTORY STATEMENTS

     Pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2000 (the "Agreement"), among the Depositor, the Company, as Servicer and Seller, and Norwest Bank Minnesota, National Association, as Trustee, $211,533,000 The Mortgage Lenders Network Home Equity Loan Trust 2000-1 Pass-Through Certificates, Series 2000-1, Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 (the "Securities"), are being issued.

     The Company and the Depositor have requested that FSA issue a financial guaranty insurance policy guarantying certain distributions of the principal of and interest on the Securities (including any such distributions subsequently avoided as a preference under applicable bankruptcy law) upon the terms and subject to the conditions provided herein.

     The parties hereto desire to specify the conditions precedent to the issuance of the Policy by FSA, the payment of premium in respect of the Policy, the indemnity and reimbursement to be provided to FSA in respect of amounts paid by FSA under the Policy or otherwise and certain other matters.

     In consideration of the premises and of the agreements herein contained, FSA, the Company and the Depositor hereby agree as follows:


                                  ARTICLE 1

                         DEFINITIONS; LIMITED RECOURSE

     Section 1.01 Definitions. Capitalized terms used herein shall have the meanings provided in Appendix I hereto or, if not defined in Appendix I shall have the meanings provided in the Pooling and Servicing Agreement.

     Section 1.02 Limited Recourse. Notwithstanding any provision of this Agreement to the contrary, the payment obligations set forth herein (other than with respect to the Company those set forth in Sections 3.02, 3.03(b), 3.03(c) and 3.03(d) and with respect to the Depositor and the Company, Section 3.04) shall be non-recourse obligations with respect to the Company and the Depositor and shall be payable only from monies available for such payment in accordance with the provisions of the Pooling and Servicing Agreement (except to the extent that any such payment obligation arises from a failure to perform or default of the Company or the Depositor or any affiliate thereof under any Transaction Document or by reason of negligence, willful misconduct or bad faith on the part of any of the Company or the Depositor in the performance of its duties and obligations thereunder or reckless disregard by either of the Company or the Depositor of its duties and obligations thereunder).

                                  ARTICLE II

                   REPRESENTATIONS, WARRANTIES AND COVENANTS

     Section 2.01 Representations and Warranties of the Depositor. The Depositor represents, warrants and covenants, as of the date hereof and as of the Date of Issuance, as follows:

     (a) Due Organization and Qualification. The Depositor is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware. The Depositor is duly qualified to do business, is in good standing and has obtained all necessary licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Transaction Documents, in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Mortgage Loan unenforceable in any respect or would otherwise have a material adverse effect upon the Transaction.

     (b) Power and Authority. The Depositor has all necessary corporate power and authority to conduct its business as currently conducted and as described in the Offering Document, to execute the Transaction Documents to which it is a party, to deliver and perform its obligations under such Transaction Documents and to consummate the Transaction.

     (c) Due Authorization. The execution, delivery and performance of the Transaction Documents to which it is a party by the Depositor have been duly authorized by all necessary corporate action and do not require any additional approvals or consents or other action by or any notice to or filing with any Person, including, without limitation, any governmental entity or the Depositor's stockholders.

     (d) Noncontravention. Neither the execution and delivery of the Transaction Documents to which it is a party by the Depositor, the consummation of the transactions contemplated thereby nor the satisfaction of the terms and conditions of the Transaction Documents,

         (i) conflicts with or results in any breach or violation of any provision of the certificate of incorporation or bylaws or other governing documents of the Depositor or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Depositor or any of its properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over the Depositor,

        (ii) constitutes a default by the Depositor under or a breach of any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which the Depositor is a party or by which it or any of its properties is or may be bound or affected, or

       (iii) results in or requires the creation of any Lien upon or in respect of any of the Depositor's assets except as otherwise expressly contemplated by the Transaction Documents.

     (e) Legal Proceedings. There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting all or any of the Mortgage Loans, or the Depositor, or any properties or rights of the Depositor, pending or, to the Depositor's knowledge after reasonable inquiry, threatened, which, in any case, if decided adversely to the Depositor, would result in a Material Adverse Change with respect to the Depositor or any Mortgage Loan.

     (f) Valid and Binding Obligations. The Transaction Documents to which it is a party, when executed and delivered by the Depositor, will constitute the legal, valid and binding obligations of the Depositor, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles. The Securities, when executed, authenticated and delivered in accordance with the Pooling and Servicing Agreement, will be validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement.

     (g) ERISA. The Depositor is in compliance in all material respects with ERISA and has not incurred and does not reasonably expect to incur any liabilities to the PBGC under ERISA in connection with any Plan or Multiemployer Plan or to contribute now or in the future in respect of any Plan or Multiemployer Plan.

     (h) Accuracy of Information. None of the Provided Documents contain any statement of a material fact with respect to the Depositor or the Transaction that was untrue or misleading in any material respect when made. Since the furnishing of the Provided Documents, there has been no change, nor any development or event involving a prospective change known to the Depositor, that would render any of the Provided Documents untrue or misleading in any material respect. There is no fact known to the Depositor which has a material possibility of causing a Material Adverse Change with respect to the Depositor or any Mortgage Loan.

     (i) Compliance With Securities Laws. The offer and sale of the Securities comply in all material respects with all requirements of law, including all registration requirements of applicable securities laws. Without limitation of the foregoing, the Offering Document does not contain any untrue statement of a material fact and does not omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading (except with respect to the FSA Information and Company Information as to which no representation is made). The Trust Fund is not required to be registered as an "investment company" under the Investment Company Act. The Pooling and Servicing Agreement meets the requirements of the Trust Indenture Act.

     (j) Transaction Documents. Each of the representations and warranties of the Depositor contained in the Transaction Documents is true and correct in all material respects and the Depositor hereby makes each such representation and warranty to, and for the benefit of, FSA as if the same were set forth in full herein.

     (k) Compliance With Law. No practice, procedure or policy employed or proposed to be employed by the Depositor in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to the Depositor which, if enforced, would result in a Material Adverse Change with respect to the Depositor.

     (l) Taxes. Any taxes, fees and other governmental charges payable by the Depositor in connection with the Transaction, the execution and delivery of the Transaction Documents and the issuance of the Certificates have been paid or shall have been paid at or prior to the Date of Issuance.

     (m) Good Title; Absence of Liens; Security Interest. Immediately prior to the transfer to the Trust Fund, the Depositor is the owner of, and has good and marketable title to, the Mortgage Loans free and clear of all Liens and Restrictions on Transferability, and has full right, corporate power and lawful authority to assign, transfer and pledge the Mortgage Loans. In the event that, in contravention of the intention of the parties, the transfer of the Mortgage Loans by the Depositor to the Trust Fund is characterized as other than a sale, such transfer shall be characterized as a secured financing, and the Trustee shall, for the benefit of the Certificateholders and FSA, have a valid and perfected first priority security interest in the Mortgage Loans free and clear of all Liens and Restrictions on Transferability.

     (n) Solvency; Fraudulent Conveyance. The Depositor is solvent and will not be rendered insolvent by the transactions contemplated by the Transaction Documents and, after giving effect to such transactions, the Depositor will not be left with an unreasonably small amount of capital with which to engage in its business. The Depositor does not intend to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature. The Depositor does not contemplate the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Depositor or any of its assets. The amount of consideration being received by the Depositor upon the sale of the Securities to the Underwriter constitutes reasonably equivalent value and fair consideration for the interest in the Mortgage Loans evidenced by the Securities. The Depositor is not transferring the Mortgage Loans to the Trust Fund or selling the Securities to the Underwriter, as provided in the Transaction Documents, with any intent to hinder, delay or defraud any of the Depositor's creditors.

     Section 2.02 Representations and Warranties of the Company. The Company represents, warrants and covenants, as of the date hereof and as of the Date of Issuance, as follows:

     (a) Due Organization and Qualification. The Company is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified to do business, is in good standing and has obtained all necessary licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Transaction Documents to which it is a party, in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Mortgage Loan unenforceable in any respect or would otherwise have a material adverse effect upon the Transaction.

     (b) Power and Authority. The Company has all necessary corporate power and authority to conduct its business as currently conducted and as described in the Offering Document, to execute, deliver and perform its obligations under the Transaction Documents to which it is a party and to consummate the Transaction.

     (c) Due Authorization. The execution, delivery and performance of the Transaction Documents to which it is a party by the Company have been duly authorized by all necessary corporate action and do not require any additional approvals or consents or other action by or any notice to or filing with any Person, including, without limitation, any governmental entity or the Company's stockholders, which have not previously been obtained.

     (d) Noncontravention. Neither the execution and delivery of the Transaction Documents to which it is a party by the Company, the consummation of the transactions contemplated thereby nor the satisfaction of the terms and conditions of the Transaction Documents,

          (i) conflicts with or results in any breach or violation of any provision of the Certificate of Incorporation or Bylaws of the Company or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Company or any of its properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over the Company,

         (ii) constitutes a default by the Company under or a breach of any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which the Company is a party or by which it or any of its properties is or may be bound or affected, or

        (iii) results in or requires the creation of any Lien upon or in respect of any of the Company's assets except as otherwise expressly contemplated by the Transaction Documents.

     (e) Legal Proceedings. There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting all or any of the Mortgage Loans, or the Company, or any properties or rights of the Company, pending or, to the Company's knowledge after reasonable inquiry, threatened, which, in any case, if decided adversely to the Company, would result in a Material Adverse Change with respect to the Company or any Mortgage Loan.

     (f) Valid and Binding Obligations. The Transaction Documents to which it is a party, when executed and delivered by the Company, will constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles and public policy considerations as to rights of indemnification for violations of federal securities laws. The Securities, when executed, authenticated and delivered in accordance with the Pooling and Servicing Agreement, will be validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement.

     (g) Financial Statements. The Financial Statements of the Company, copies of which have been furnished to FSA, (i) are, as of the dates and for the periods referred to therein, complete and correct in all material respects, (ii) present fairly the financial condition and results of operations of the Company as of the dates and for the periods indicated and
(iii) have been prepared in accordance with generally accepted accounting principles consistently applied, except as noted therein (subject as to interim statements to normal year-end adjustments). Since the date of the most recent Financial Statements, there has been no Material Adverse Change in such financial condition or results of operations. Except as disclosed in the Financial Statements, the Company is not subject to any contingent liabilities or commitments that, individually or in the aggregate, have a material possibility of causing a Material Adverse Change in respect of the Company.

     (h) ERISA. No Accumulated Funding Deficiency, whether or not waived, has occurred with respect to any Plan. No Plan has been terminated, and no Commonly Controlled Entity has withdrawn from any Multiemployer Plan which could result in any liability under ERISA of a Commonly Controlled Entity. No Reportable Event or other event or condition has occurred which could result in the termination of any Plan by the PBGC. No Plan has an Underfunding greater than $100,000. The aggregate amount of Underfunding for all Underfunded Plans does not exceed $100,000. The liability to which the Commonly Controlled Entities would become subject under ERISA if they were to withdraw completely from all Multiemployer Plans as of the most recent valuation date is not in excess of $100,000. The Multiemployer Plans are neither in Reorganization (as defined in Section 4241 of ERISA) nor Insolvent (as defined in Section 4245 of ERISA). The Company is in compliance in all material respects with ERISA and has not incurred and does not reasonably expect to incur any liabilities to the PBGC (other than premiums due to the PBGC) in connection with any Plan or Multiemployer Plan.

     (i) Accuracy of Information. None of the Provided Documents contain any statement of a material fact with respect to the Company or the Transaction that was untrue or misleading in any material respect when made. Since the furnishing of the Provided Documents, there has been no change, nor any development or event involving a prospective change known to the Company, that would render any of the Provided Documents untrue or misleading in any material respect. There is no fact known to the Company which has a material possibility of causing a Material Adverse Change with respect to the Company or any Mortgage Loan.

     (j) Transaction Documents. Each of the representations and warranties of the Company contained in the Transaction Documents is true and correct in all material respects and the Company hereby makes each such representation and warranty to, and for the benefit of, FSA as if the same were set forth in full herein.

     (k) No Consents. No consent, license, approval or authorization from, or registration, filing or declaration with, any regulatory body, administrative agency, or other governmental instrumentality, nor any consent, approval, waiver or notification of any creditor, lessor or other nongovernmental person, is required to be obtained by the Company in connection with the execution, delivery and performance by the Company of this Agreement or of any other Transaction Document to which it is a party, except (in each case) such as have been obtained and are in full force and effect.

     (l) Compliance With Law, Etc. No practice, procedure or policy employed or proposed to be employed by the Company in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to the Company which, if enforced, would result in a Material Adverse Change with respect to the Company or any Mortgage Loan.

     (m) Good Title; Absence of Liens; Security Interest. Immediately prior to the transfer to the Depositor, the Company is the owner of, and has good and marketable title to, the Mortgage Loans free and clear of all Liens and Restrictions on Transferability, and has full right, corporate power and lawful authority to assign, transfer and pledge the Mortgage Loans. In the event that, in contravention of the intention of the parties, the transfer of the Mortgage Loans by the Company to the Depositor is characterized as other than a sale, such transfer shall be characterized as a secured financing, and the Depositor shall have a valid and perfected first priority security interest in the Mortgage Loans free and clear of all Liens and Restrictions on Transferability.

     (n) Taxes. The Company has filed all federal and state tax returns which are required to be filed and paid all taxes, including any assessments received by it, to the extent that such taxes have become due and are not being contested in good faith and fully reserved for. Any taxes, fees and other governmental charges payable by the Company in connection with the Transaction, the execution and delivery of the Transaction Documents and the issuance of the Securities have been paid or shall have been paid at or prior to the Date of Issuance.

     (o) Perfection of Liens and Security Interest. On the Closing Date, the Trustee, on behalf of FSA and the Certificateholders, will have a valid and perfected first priority security interest in the Trust Fund, including but not limited to all funds and Permitted Investments in the Trust Accounts, free and clear of all Liens and Restrictions on Transferability, other than the Lien of the Pooling and Servicing Agreement and the Restrictions on Transferability contained in the Transaction Documents.

     (p) Solvency; Fraudulent Conveyance. The Company is solvent and will not be rendered insolvent by the transactions contemplated by the Transaction Documents and, after giving effect to such transactions, the Company will not be left with an unreasonably small amount of capital with which to engage in its business. The Company does not intend to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature. The Company does not contemplate the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Company or any of its assets. The amount of consideration being received by the Company upon the sale of the Mortgage Loans to the Depositor constitutes reasonably equivalent value and fair consideration for the interest in the Mortgage Loans evidenced by the Securities. The Company is not transferring the Mortgage Loans to the Depositor, as provided in the Transaction Documents, with any intent to hinder, delay or defraud any of the Company's creditors.

     Section 2.03 Affirmative Covenants of the Depositor. The Depositor hereby agrees that during the Term of the Agreement, unless FSA shall otherwise expressly consent in writing:

     (a) Corporate Existence. The Depositor shall maintain its corporate existence and shall at all times continue to be duly organized under the laws of the State of Delaware and duly qualified and duly authorized (as described in Sections 2.01(a), (b) and (c) hereof) and shall conduct its business in accordance with the terms of its certificate of incorporation and bylaws.

     (b) Compliance With Agreements and Applicable Laws. The Depositor shall perform each of its obligations under the Transaction Documents to which it is a party and shall comply with all material requirements of, and the Securities shall be offered and sold in accordance with, any law, rule or regulation applicable to it or thereto, or that are required in connection with its performance under any of the Transaction Documents to which the Depositor is a party.

     (c) Notice of Material Events. The Depositor shall promptly inform FSA in writing of the occurrence of any of the following:

          (i) the submission of any claim or the initiation of any legal process, litigation or administrative or judicial investigation
               (A) against the Depositor pertaining to the Mortgage Loans in general, (B) with respect to a material portion of the Mortgage Loans or (C) in which a request has been made for certification as a class action (or equivalent relief) that would involve a material portion of the Mortgage Loans;

         (ii) any change in the location of the Depositor's principal office or any change in the location of the Depositor's books and records;

        (iii) the occurrence of any Trigger Event, Default or Event of Default; or

         (iv) any other event, circumstance or condition that has resulted, or has a material possibility of resulting, in a Material Adverse Change in respect of the Depositor.

     (d) Further Assurances. The Depositor shall, upon the request of FSA, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, within thirty (30) days of such request, such amendments hereto and such further instruments and take such further action as may be reasonably necessary to effectuate the intention, performance and provisions of the Transaction Documents or to protect the interest of the Trustee, for the benefit of the Certificateholders and FSA, in the Mortgage Loans, free and clear of all Liens and Restrictions on Transferability except the Lien in favor of the Trustee, for the benefit of the Certificateholders and FSA, and the Restrictions on Transferability imposed by the Pooling and Servicing Agreement. In addition, the Depositor agrees to cooperate with S&P and Moody's in connection with any review of the Transaction which may be undertaken by S&P and Moody's after the date hereof.

     (e) Retirement of Securities. The Depositor shall cause the Trustee, upon retirement of the Securities pursuant to the Pooling and Servicing Agreement or otherwise, to furnish to FSA a notice of such retirement, and, upon retirement of the Securities and the expiration of the term of Policy, to surrender the Policy to FSA for cancellation.

     (f) Third-Party Beneficiary. The Depositor agrees that FSA shall have all rights of a third-party beneficiary in respect of the Transaction Documents to which the Depositor is a party and hereby incorporates and restates its representations, warranties and covenants as set forth therein for the benefit of FSA.

     Section 2.04 Affirmative Covenants of the Company. The Company hereby agrees that during the Term of the Agreement, unless FSA shall otherwise expressly consent in writing:

     (a) Corporate Existence. The Company shall maintain its corporate existence and shall at all times continue to be duly organized under the laws of the State of Delaware and duly qualified and duly authorized (as described in Sections 2.02(a), (b) and (c) hereof) and shall conduct its business in accordance with the terms of its certificate of incorporation and bylaws.

     (b) Compliance With Agreements and Applicable Laws. The Company shall perform each of its obligations under the Transaction Documents to which it is a party and shall comply with all material requirements of, and the Securities shall be offered and sold in accordance with, any law, rule or regulation applicable to it or thereto, or that are required in connection with its performance under any of the Transaction Documents.

     (c) Financial Statements; Accountants' Reports; Other Information. The Company shall keep or cause to be kept in reasonable detail books and records of account of the Company's assets and business, and shall clearly reflect therein the transfer of the Mortgage Loans as a sale of the Company's interest in the Mortgage Loans. The Company shall furnish or caused to be furnished to
FSA:

          (i) Annual Financial Statements. As soon as available, and in any event within 90 days after the close of each fiscal year of the Company, the audited balance sheets of the Company as of the end of such fiscal year and the audited statements of income, changes in shareholders' equity and cash flows of the Company for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by the certificate of the Company's independent accountants (who shall be a nationally recognized firm or otherwise acceptable to FSA) and by the certificate specified in Section 2.08(d) hereof.

         (ii) Quarterly Financial Statements. As soon as available, and in any event within 45 days after the close of each of the first three quarters of each fiscal year of the Company, the unaudited balance sheets of the Company as of the end of such quarter and the unaudited statements of income, changes in shareholders' equity and cash flows of the Company for the portion of the fiscal year then ended, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles, consistently applied (subject to normal year-end adjustments), and accompanied by the certificate specified in
               Section 2.07(d) hereof if such certificate is required to be provided pursuant to such Section.

        (iii) Accountants' Reports. If a Trigger Event has occurred, copies of any reports submitted to the Company by its independent accountants in connection with any examination of the financial statements of the Company, promptly upon receipt thereof.

         (iv) Other Information. Promptly upon receipt thereof, copies of all reports, statements, certifications, schedules, or other similar items delivered to or by the Company pursuant to the terms of the Transaction Documents and, promptly upon request, such other data as FSA may reasonably request; provided, however, that the Company shall not be required to deliver any such items if provision by some other party to FSA is required under the Transaction Documents unless such other party wrongfully fails to deliver such item. The Company shall, upon the request of FSA, permit FSA or its authorized agents (A) to inspect the books and records of the Company as they may relate to the Securities, the Mortgage Loans, the obligations of the Company under the Transaction Documents, the Transaction and, but only following the occurrence of a Trigger Event, the Company's business; (B) to discuss the affairs, finances and accounts of the Company with the Chief Operating Officer and the Chief Financial Officer of the Company, no more frequently than annually unless a Trigger Event has occurred; and (C) upon the occurrence of a Trigger Event, to discuss the affairs, finances and accounts of the Company with the Company's independent accountants, provided that an officer of the Company shall have the right to be present during such discussions. Such inspections and discussions shall be conducted during normal business hours and shall not unreasonably disrupt the business of the Company. In addition, the Company shall promptly (but in no case more than 30 days following issuance or receipt by the Commonly Controlled Entity) provide to FSA a copy of all correspondence between a Commonly Controlled Entity and the PBGC, IRS, Department of Labor or the administrators of a Multiemployer Plan relating to any Reportable Event or the underfunded status, termination or possible termination of a Plan or a Multiemployer Plan. The books and records of the Company will be maintained at the address of the Company designated herein for receipt of notices, unless the Company shall otherwise advise the parties hereto in writing.

          (v) The Company shall provide or cause to be provided to FSA an executed original copy of each document executed in connection with the transaction within 30 days after the date of closing.

     All financial statements specified in clauses (i) and (ii) above shall be furnished in consolidated form for the Company and all Subsidiaries in the event the Company shall consolidate its financial statements with its Subsidiaries.

     (d) Compliance Certificate. The Company shall deliver to FSA concurrently with the delivery of the financial statements required pursuant to Section 2.07(c)(i) hereof (and concurrently with the delivery of the financial statements required pursuant to Section 2.07(c)(ii) hereof, if a Trigger Event has occurred), a certificate signed by the Chief Financial Officer of the Company stating that:

          (i) a review of the Company's performance under the Transaction Documents during such period has been made under such officer's supervision;

         (ii) to the best of such individual's knowledge following reasonable inquiry, no Trigger Event, Default or Event of Default has occurred, or if a Trigger Event, Default or Event of Default has occurred, specifying the nature thereof and, if the Company has a right to cure any such Default or Event of Default pursuant to Section 5.01, stating in reasonable detail the steps, if any, being taken by the Company to cure such Default or Event of Default or to otherwise comply with the terms of the agreement to which such Default or Event of Default relates; and

        (iii)  the attached financial reports submitted in accordance with
               Section 2.07(c)(i) or (ii) hereof, as applicable, are complete and correct in all material respects and present fairly the financial condition and results of operations of the Company as of the dates and for the periods indicated, in accordance with generally accepted accounting principles consistently applied (subject as to interim statements to normal year-end adjustments).

     (e) Notice of Material Events. The Company shall promptly inform FSA in writing of the occurrence of any of the following:

          (i) the submission of any claim or the initiation of any legal process, litigation or administrative or judicial investigation
               (A) against the Company pertaining to the Mortgage Loans in general, (B) with respect to a material portion of the Mortgage Loans or (C) in which a request has been made for certification as a class action (or equivalent relief) that would involve a material portion of the Mortgage Loans;

         (ii) any change in the location of the Company's principal office or any change in the location of the Company's books and records;

        (iii) the occurrence of any Trigger Event, Default or Event of Default; or

         (iv) any other event, circumstance or condition that has resulted, or has a material possibility of resulting, in a Material Adverse Change in respect of the Company.

     (f) Further Assurances. The Company shall, upon the request of FSA, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, within thirty (30) days of such request, such amendments hereto and such further instruments and take such further action as may be reasonably necessary to effectuate the intention, performance and provisions of the Transaction Documents or to protect the interest of the Trustee, for the benefit of the Certificateholders and FSA, in the Mortgage Loans, free and clear of all Liens and Restrictions on Transferability except the Lien in favor of the Trustee, for the benefit of the Certificateholders and FSA, and the Restrictions on Transferability imposed by the Pooling and Servicing Agreement. In addition, the Company agrees to cooperate with S&P and Moody's in connection with any review of the Transaction which may be undertaken by S&P and Moody's after the date hereof.

     (g) Third-Party Beneficiary. The Company agrees that FSA shall have all rights of a third-party beneficiary in respect of the Transaction Documents to which the Company is a party and hereby incorporates and restates its representations, warranties and covenants as set forth therein for the benefit of FSA.

     Section 2.05 Negative Covenants of the Depositor. The Depositor hereby agrees that during the Term of the Agreement, unless FSA shall otherwise expressly consent in writing:

     (a) Restrictions on Liens. The Depositor shall not (i) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any Lien or Restriction on Transferability on the Mortgage Loans except for the Lien in favor of the Trustee, for the benefit of the Certificateholders and FSA, and the Restrictions on Transferability imposed by the Pooling and Servicing Agreement or (ii) sign or file under the Uniform Commercial Code of any jurisdiction any financing statement which names the Depositor as a debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, with respect to the Mortgage Loans, except in each case any such instrument solely securing the rights and preserving the Lien of the Trustee, for the benefit of the Certificateholders and FSA.

     (b) Impairment of Rights. The Depositor shall not take any action, or fail to take any action, if such action or failure to take action may (i) interfere with the enforcement of any rights under the Transaction Documents that are material to the rights, benefits or obligations of the Trustee, the Certificateholders or FSA, (ii) result in a Material Adverse Change in respect of any Mortgage Loan or (iii) impair the ability of the Depositor to perform its obligations under the Transaction Documents to which it is a party, including any consolidation, merger with any Person or any transfer of all or any material amount of the Depositor's assets to any other Person if such consolidation, merger or transfer would materially impair the net worth of the Depositor or any successor Person obligated, after such event, to perform the Depositor's obligations under the Transaction Documents.

     (c) Waiver, Amendments, Etc. The Depositor shall not waive, modify or amend, or consent to any waiver, modification or amendment of, any of the provisions of any of the Transaction Documents or its certificate of incorporation or by-laws.

     (d) Successors. So long as no Insurer Default has occurred and is continuing, the Depositor shall not terminate or designate, or consent to the termination or designation of, the servicer, any subservicer, any custodian, or the Trustee or any successor thereto without the prior approval of FSA.

     Section 2.06 Negative Covenants of the Company. The Company hereby agrees that during the Term of the Agreement, unless FSA shall otherwise expressly consent in writing:

     (a) Restrictions on Liens. The Company shall not (i) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any Lien or Restriction on Transferability on the Mortgage Loans except for the Lien in favor of the Trustee, for the benefit of the Certificateholders and FSA, and the Restrictions on Transferability imposed by the Pooling and Servicing Agreement or (ii) sign or file under the Uniform Commercial Code of any jurisdiction any financing statement which names the Company as a debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, with respect to the Mortgage Loans, except in each case any such instrument solely securing the rights and preserving the Lien of the Trustee, for the benefit of the Certificateholders and FSA.

     (b) Impairment of Rights. The Company shall not take any action, or fail to take any action, if such action or failure to take action may (i) interfere with the enforcement of any rights under the Transaction Documents that are material to the rights, benefits or obligations of the Trustee, the Certificateholders or FSA, (ii) result in a Material Adverse Change in respect of any Mortgage Loan or (iii) impair the ability of the Company to perform its obligations under the Transaction Documents to which it is a party, including any consolidation, merger with any Person or any transfer of all or any material amount of the Company's assets to any other Person if such consolidation, merger or transfer would materially impair the net worth of the Company or any successor Person obligated, after such event, to perform the Company's obligations under the Transaction Documents.

     (c) Waiver, Amendments, Etc. The Company shall not waive, modify or amend, or consent to any waiver, modification or amendment of, any of the provisions of any of the Transaction Documents or its certificate of incorporation and by-laws.

     (d) Successors. So long as no Insurer Default has occurred and is continuing, the Company shall not terminate or designate, or consent to the termination or designation of, the servicer, any subservicer, any custodian, or the Trustee or any successor thereto without the prior approval of FSA.

                                 ARTICLE III

                  THE POLICY; REIMBURSEMENT; INDEMNIFICATION

     Section 3.01 Issuance of the Policy. FSA agrees to issue the Policy subject to satisfaction of the conditions precedent set forth in Appendix A hereto.

     Section 3.02 Payment of Fees and Premium.

     (a) Legal Fees. On the Date of Issuance, the Company shall pay or cause to be paid legal fees and disbursements incurred by FSA in connection with the issuance of the Policy, unless otherwise agreed between Company and FSA.

     (b) Rating Agency Fees. The initial fees of S&P and Moody's with respect to the Securities and the transactions contemplated hereby shall be paid by the Company in full on the Date of Issuance, or otherwise provided for to the satisfaction of FSA. All periodic and subsequent fees of S&P and Moody's with respect to, and directly allocable to, the Securities shall be for the account of, and shall be billed to, the Company. The fees for any other rating agency shall be paid by the party requesting such other agency's rating, unless such other agency is a substitute for S&P or Moody's in the event that S&P or Moody's is no longer rating the Securities, in which case the cost for such agency shall be paid by Company.

     (c) Auditors' Fees. In the event that FSA's auditors are required to provide information or any consent in connection with the Offering Document prepared prior to the Date of Issuance, fees therefor not exceeding $4,000 shall be paid by the Company. The Company shall pay on demand any additional fees of FSA's auditors payable in respect of any Offering Document that are incurred after the Date of Issuance. It is understood that FSA's auditors shall not incur any additional fees in respect of future Offering Documents except at the request of or with the consent of the Company.

     (d) Premium. In consideration of the issuance by FSA of the Policy, FSA shall be entitled to receive the Premium as and when due in accordance with the terms of the Premium Letter (i) in the case of Premium due on or before the Date of Issuance, directly from the Company and (ii) in the case of Premium due after the Date of Issuance, as provided in the Pooling and Servicing Agreement. The Premium paid hereunder or under the Pooling and Servicing Agreement shall be nonrefundable without regard to whether FSA makes any payment under the Policy or any other circumstances relating to the Securities or provision being made for payment of the Securities prior to maturity. The Company shall make all payments of Premium by wire transfer to an account designated from time to time by FSA by written notice to Company.

     Section 3.03 Reimbursement and Additional Payment Obligation. The Depositor and the Company agree to pay to FSA the following amounts, as and when incurred:

     (a) a sum equal to the total of all amounts paid by FSA under the Policy;

     (b) any and all out-of-pocket charges, fees, costs and expenses which FSA may reasonably pay or incur, including, but not limited to, attorneys' and accountants' fees and expenses, in connection with (i) in the event of payments under the Policy, any accounts established to facilitate payments under the Policy, to the extent FSA has not been immediately reimbursed on the date that any amount is paid by FSA under the Policy, or other administrative expenses relating to such payments under the Policy, (ii) the enforcement, defense or preservation of any rights in respect of any of the Transaction Documents, including defending, monitoring or participating in any litigation or proceeding (including any insolvency or bankruptcy proceeding in respect of any Transaction participant or any affiliate thereof) relating to any of the Transaction Documents, any party to any of the Transaction Documents or the Transaction, (iii) any amendment, waiver or other action with respect to, or related to, any Transaction Document whether or not executed or completed, and
(iv) any review or investigation made by FSA in those circumstances where its approval or consent is sought under any of the Transaction Documents;

     (c) interest on any and all amounts described in Section 3.03(a) or
Section 3.02(d) from the date due to FSA pursuant to the provisions hereof until payment thereof in full, payable to FSA at the Late Payment Rate per annum; and

     (d) any payments made by FSA on behalf of, or advanced to, the Depositor or the Company, including, without limitation, any amounts payable by the Depositor or the Company pursuant to the Securities (other than any payments of interest or principal on the Certificates but without the limiting amounts specified in clause (a) of this Section 3.03) or any other Transaction Documents; and any payments made by FSA as, or in lieu of, any servicing, back-up servicing, management, trustee, custodial or administrative fees payable, in the sole discretion of FSA to third parties in connection with the Transaction.

     All such amounts are to be immediately due and payable without demand, in full without any requirement on the part of FSA to seek reimbursement from any other sources of indemnity therefor or to allocate expenses to other transactions benefitting therefrom.

     Notwithstanding any provision of this Section to the contrary, the payment obligations set forth in this Section shall be non-recourse obligations with respect to the Depositor and the Company (other than with respect to the Company those set forth in subsections (b), (c) and (d) above) and shall be payable only from monies available for such payment in accordance with the provisions of the Pooling and Servicing Agreement (except to the extent that any such payment obligation arises from a failure to perform or default of the Depositor, the Company or any affiliate thereof under any Transaction Document or by reason of negligence, willful misconduct or bad faith on the part of any of the Depositor or the Company in the performance of its duties and obligations thereunder or reckless disregard by any of the Depositor or the Company of its duties and obligations thereunder).

     Section 3.04 Indemnification.

     (a) Indemnification by the Depositor. In addition to any and all rights of reimbursement, indemnification, subrogation and any other rights pursuant hereto or under law or in equity, the Depositor agrees to pay, and to protect, indemnify and save harmless, FSA and its officers, directors, shareholders, employees, agents and each Person, if any, who controls FSA within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including, without limitation, fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature arising out of or relating to the transactions contemplated by the Transaction Documents by reason of:

          (i) the negligence, bad faith, willful misconduct, misfeasance, malfeasance or theft committed by any director, officer, employee or agent of the Depositor, or any affiliate thereof;

         (ii) the breach by the Depositor or any affiliate thereof of any representation, warranty or covenant under any of the Transaction Documents or the occurrence, in respect of the Depositor or any affiliate thereof, under any of the Transaction Documents of any "event of default" or any event which, with the giving of notice or the lapse of time or both, would constitute any "event of default";

        (iii) any untrue statement or alleged untrue statement of a material fact contained in any Offering Document or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such claims arise out of or are based upon any untrue statement or omission (A) in the Company Information, or (B) in information included in an Offering Document and furnished by FSA in writing expressly for use therein (all such information so furnished being referred to herein as "FSA Information"), it being understood that, in respect of the initial Offering Document, the FSA Information is limited to the information included under the caption "The Certificate Insurer" (except with respect to the undertakings of the therein) and the financial statements of FSA incorporated by reference;

         (iv) any statement, omission or action by the Depositor in connection with the offering, issuance, sale, remarketing or delivery of the Securities; or

          (v) the violation by the Depositor of any Federal, state or foreign law, rule or regulation or any judgment, order or decree applicable to it.

     (b) Indemnification by the Company. In addition to any and all rights of reimbursement, indemnification, subrogation and any other rights pursuant hereto or under law or in equity, the Company agrees to pay, and to protect, indemnify and save harmless, FSA and its officers, directors, shareholders, employees, agents and each Person, if any, who controls FSA within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including, without limitation, fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature arising out of or relating to the transactions contemplated by the Transaction Documents by reason of:

          (i) the negligence, bad faith, willful misconduct, misfeasance, malfeasance or theft committed by any director, officer, employee or agent of the Company or any affiliate thereof;

         (ii) the breach by the Company or any affiliate thereof of any representation, warranty or covenant under any of the Transaction Documents or the occurrence, in respect of the Company or any affiliate thereof, under any of the Transaction Documents of any "event of default" or any event which, with the giving of notice or the lapse of time or both, would constitute any "event of default";

        (iii) any untrue statement or alleged untrue statement of a material fact contained in any Offering Document or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such statements or omissions related to information regarding the Company or the Mortgage Loans, it being understood that in respect of the initial Offering Document such information is limited to: [please supply Company Information sections] (such information, the "Company Information");

         (iv) any statement, omission or action by the Company in connection with the offering, issuance, sale, remarketing or delivery of the Securities;

          (v) the violation by the Company of any Federal, state or foreign law, rule or regulation or any judgment, order or decree applicable to it; or

         (vi) any information concerning the characteristics of the Mortgage Loans furnished by the Company in writing or by electronic transmission that was used by an Underwriter in the preparation of an ABS Filing.

     (c) Conduct of Actions or Proceedings. If any action or proceeding (including any governmental investigation) shall be brought or asserted against FSA, any officer, director, shareholder, employee or agent of FSA or any Person controlling FSA (individually, an "Indemnified Party" and, collectively, the "Indemnified Parties") in respect of which indemnity may be sought from the Depositor or the Company (the "Indemnifying Party") hereunder, FSA shall promptly notify the Indemnifying Party in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel satisfactory to FSA and the payment of all expenses. An Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof at the expense of the Indemnified Party; provided, however, that the fees and expenses of such separate counsel shall be at the expense of the Indemnifying Party if (i) the Indemnifying Party has agreed to pay such fees and expenses, (ii) the Indemnifying Party shall have failed to assume the defense of such action or proceeding and employ counsel satisfactory to FSA in any such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have been advised by counsel that (A) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party and (B) the representation of the Indemnifying Party and the Indemnified Party by the same counsel would be inappropriate or contrary to prudent practice (in which case, if the Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Indemnified Parties, which firm shall be designated in writing by FSA). The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent to the extent that any such settlement shall be prejudicial to the Indemnifying Party, but, if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding with respect to which the Indemnifying Party shall have received notice in accordance with this subsection (d), the Indemnifying Party agrees to indemnify and hold the Indemnified Parties harmless from and against any loss or liability by reason of such settlement or judgment.

     (d) Contribution. To provide for just and equitable contribution if the indemnification provided by the Indemnifying Party is determined to be unavailable for any Indemnified Party (other than due to application of this Section), the Indemnifying Party shall contribute to the losses incurred by the Indemnified Party on the basis of the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand.

     Section 3.05 Subrogation. Subject only to the priority of payment provisions of the Pooling and Servicing Agreement, the Depositor and the Company acknowledge that, to the extent of any payment made by FSA pursuant to the Policy, FSA is to be fully subrogated to the extent of such payment and any additional interest due on any late payment, to the rights of the Certificateholders to any moneys paid or payable in respect of the Securities under the Transaction Documents or otherwise. The Depositor and the Company agree to such subrogation and, further, agree to execute such instruments and to take such actions as, in the sole judgment of FSA, are necessary to evidence such subrogation and to perfect the rights of FSA to receive any moneys paid or payable in respect of the Securities under the Transaction Documents or otherwise.

                                  ARTICLE IV

                              FURTHER AGREEMENTS

     Section 4.01 Effective Date; Term of Agreement. This Agreement shall take effect on the Date of Issuance and shall remain in effect until the later of
(a) such time as FSA is no longer subject to a claim under the Policy and the Policy shall have been surrendered to FSA for cancellation and (b) all amounts payable to FSA and the Certificateholders under the Transaction Documents and under the Securities have been paid in full; provided, however, that the provisions of Sections 3.02, 3.03 and 3.04 hereof shall survive any termination of this Agreement.

     Section 4.02 Securities Absolute.

     (a) The payment obligations of the Depositor and the Company hereunder shall be absolute and unconditional, and shall be paid strictly in accordance with this Agreement under all circumstances irrespective of (i) any lack of validity or enforceability of, or any amendment or other modifications of, or waiver with respect to, any of the Transaction Documents, the Securities or the Policy; (ii) any exchange or release of any other obligations hereunder;
(iii) the existence of any claim, setoff, defense, reduction, abatement or other right which the Depositor or the Company may have at any time against FSA or any other Person; (iv) any document presented in connection with the Policy proving to be forged, fraudulent, invalid or insufficient in any respect, including any failure to strictly comply with the terms of the Policy, or any statement therein being untrue or inaccurate in any respect;
(v) any failure of the Depositor or the Company to receive the proceeds from the sale of the Securities; (vi) any breach by the Depositor or the Company of any representation, warranty or covenant contained in any of the Transaction Documents; or (vii) any other circumstances, other than payment in full, which might otherwise constitute a defense available to, or discharge of, the Depositor or the Company in respect of any Transaction Document.

     (b) The Depositor and the Company and any and all others who are now or may become liable for all or part of the obligations of the Depositor or the Company under this Agreement agree to be bound by this Agreement and (i) to the extent permitted by law, waive and renounce any and all redemption and exemption rights and the benefit of all valuation and appraisement privileges against the indebtedness, if any, and obligations evidenced by any Transaction Document or by any extension or renewal thereof; (ii) waive presentment and demand for payment, notices of nonpayment and of dishonor, protest of dishonor and notice of protest; (iii) waive all notices in connection with the delivery and acceptance hereof and all other notices in connection with the performance, default or enforcement of any payment hereunder except as required by the Transaction Documents; (iv) waive all rights of abatement, diminution, postponement or deduction, or to any defense other than payment, or to any right of setoff or recoupment arising out of any breach under any of the Transaction Documents, by any party thereto or any beneficiary thereof, or out of any obligation at any time owing to the Depositor or the Company; (v) agree that any consent, waiver or forbearance hereunder with respect to an event shall operate only for such event and not for any subsequent event; (vi) consent to any and all extensions of time that may be granted by FSA with respect to any payment hereunder or other provisions hereof and to the release of any security at any time given for any payment hereunder, or any part thereof, with or without substitution, and to the release of any Person or entity liable for any such payment; and (vii) consent to the addition of any and all other makers, endorsers, guarantors and other obligors for any payment hereunder, and to the acceptance of any and all other security for any payment hereunder, and agree that the addition of any such obligors or security shall not affect the liability of the parties hereto for any payment hereunder.

     (c) Nothing herein shall be construed as prohibiting the Depositor or the Company from pursuing any rights or remedies they may have against any Person other than FSA in a separate legal proceeding.

     Section 4.03 Assignments; Reinsurance; Third-Party Rights.

     (a) This Agreement shall be a continuing obligation of the parties hereto and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither the Depositor nor the Company may assign its rights under this Agreement, or delegate any of its duties hereunder, without the prior written consent of FSA. Any assignment made in violation of this Agreement shall be null and void.

     (b) FSA shall have the right to give participations in its rights under this Agreement and to enter into contracts of reinsurance with respect to the Policy upon such terms and conditions as FSA may in its discretion determine; provided, however, that no such participation or reinsurance agreement or arrangement shall relieve FSA of any of its obligations hereunder or under the Policy.

     (c) In addition, FSA shall be entitled to assign or pledge to any bank or other lender providing liquidity or credit with respect to the Transaction or the obligations of FSA in connection therewith any rights of FSA under the Transaction Documents or with respect to any real or personal property or other interests pledged to FSA, or in which FSA has a security interest, in connection with the Transaction.

     (d) Except as provided herein with respect to participants and reinsurers, nothing in this Agreement shall confer any right, remedy or claim, express or implied, upon any Person, including, particularly, any Certificateholder, other than FSA, against the Depositor or the Company, and all the terms, covenants, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto and their successors and permitted assigns. Neither the Trustee or any Certificateholder shall have any right to payment from any premiums paid or payable hereunder or from any other amounts paid by the Depositor or the Company pursuant to
Section 3.02, 3.03 or 3.04 hereof.

     Section 4.04 Liability of FSA. Neither FSA nor any of its officers, directors or employees shall be liable or responsible for: (a) the use which may be made of the Policy by the Trustee or for any acts or omissions of the Trustee in connection therewith or (b) the validity, sufficiency, accuracy or genuineness of documents delivered to FSA (or its Fiscal Agent) in connection with any claim under the Policy, or of any signatures thereon, even if such documents or signatures should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged (unless FSA had actual knowledge thereof). In furtherance and not in limitation of the foregoing, FSA (or its Fiscal Agent) may accept documents that appear on their face to be in order, without responsibility for further investigation.

                                  ARTICLE V

                          EVENTS OF DEFAULT; REMEDIES

     Section 5.01 Events of Default. The occurrence of any of the following events shall constitute an Event of Default hereunder:

     (a) any representation or warranty made by the Depositor or the Company under any of the Transaction Documents, or in any certificate or report furnished under any of the Transaction Documents, shall prove to be untrue or incorrect in any material respect; provided, however, that if the Depositor or the Company effectively cures any such defect in any representation or warranty under any Transaction Document, or certificate or report furnished under any Transaction Document, within the time period specified in the relevant Transaction Document as the cure period therefor, such defect shall not in and of itself constitute an Event of Default hereunder;

     (b) (i) the Depositor or the Company shall fail to pay when due any amount payable by the Depositor or the Company, as applicable, under any of the Transaction Documents unless such amounts are paid in full within any applicable cure period explicitly provided for under the relevant Transaction Document; (ii) the Depositor or the Company shall have asserted that any of the Transaction Documents to which it is a party is not valid and binding on the parties thereto; or (iii) any court, governmental authority or agency having jurisdiction over any of the parties to any of the Transaction Documents or any property thereof shall find or rule that any material provision of any of the Transaction Documents is not valid and binding on the parties thereto;

     (c) the Depositor or the Company shall fail to perform or observe any other covenant or agreement contained in any of the Transaction Documents (except for the obligations described under clause (b) above) and such failure shall continue for a period of 30 days after written notice given to the Depositor or the Company, as applicable; provided, however, that, if such failure shall be of a nature that it cannot be cured within 30 days, such failure shall not constitute an Event of Default hereunder if within such 30-day period the Depositor or the Company, as applicable, shall have given notice to FSA of corrective action it proposes to take, which corrective action is agreed in writing by FSA to be satisfactory and the Depositor or the Company, as applicable, shall thereafter pursue such corrective action diligently until such default is cured;

     (d) the Company shall fail to pay its debts generally as they come due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors, or shall institute any proceeding seeking to adjudicate the Company insolvent or seeking a liquidation, or shall take advantage of any insolvency act, or shall commence a case or other proceeding naming the Company as debtor under the United States Bankruptcy Code or similar law, domestic or foreign, or a case or other proceeding shall be commenced against the Company under the United States Bankruptcy Code or similar law, domestic or foreign, or any proceeding shall be instituted against the Company seeking liquidation of the Company's assets and the Company shall fail to take appropriate action resulting in the withdrawal or dismissal of such proceeding within 30 days or there shall be appointed or the Company shall consent to, or acquiesce in, the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Company or the whole or any substantial part of the properties or assets of any of the Company shall take any corporate action in furtherance of any of the foregoing;

     (e) the occurrence of an "event of default" under the Servicing Agreement or the Pooling and Servicing Agreement;

     (f) any demand for payment shall be made under the Policy; and

     (g) failure to deliver final Transaction Documents to FSA within fifteen
(15) days after the Closing Date.

     Section 5.02 Remedies; Waivers.

     (a) Upon the occurrence of an Event of Default, FSA may exercise any one or more of the rights and remedies set forth below:

          (i) declare all or a portion of the Premium Supplement that has accrued or will accrue to be payable, and the same thereupon be immediately due and payable to the extent then accrued and shall thereupon become immediately due and payable upon accrual to the extent accruing thereafter, whether or not FSA shall have declared an "Event of Default" or shall have exercised, or be entitled to exercise, any other rights or remedies hereunder;

         (ii) exercise any rights and remedies available under the Transaction Documents in its own capacity or in its capacity as the Person entitled to exercise the rights of the Certificateholders in respect of the Securities; or

        (iii) take whatever action at law or in equity may appear necessary or desirable in its judgment to enforce performance of any obligation of the Depositor or the Company under the Transaction Documents.

     (b) Unless otherwise expressly provided, no remedy herein conferred upon or reserved is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies given under the Transaction Documents or existing at law or in equity. No delay or failure to exercise any right or power accruing under any Transaction Document upon the occurrence of any Event of Default or otherwise shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle FSA to exercise any remedy reserved to FSA in this Article, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Article.

     (c) If any proceeding has been commenced to enforce any right or remedy under this Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to FSA, then and in every such case the parties hereto shall, subject to any determination in such proceeding, be restored to their respective former positions hereunder, and, thereafter, all rights and remedies of FSA shall continue as though no such proceeding had been instituted.

     (d) FSA shall have the right, to be exercised in its complete discretion, to waive any covenant, Default or Event of Default by a writing setting forth the terms, conditions and extent of such waiver signed by FSA and delivered to the Depositor or the Company. Any such waiver may only be effected in writing duly executed by FSA, and no other course of conduct shall constitute a waiver of any provision hereof. Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence so waived and not to any other similar event or occurrence.

                                  ARTICLE VI

                                 MISCELLANEOUS

     Section 6.01 Amendments, Etc. This Agreement may be amended, modified or terminated only by written instrument or written instruments signed by the parties hereto. No act or course of dealing shall be deemed to constitute an amendment, modification or termination hereof.

     Section 6.02 Notices. All demands, notices and other communications to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to the recipient as follows:

     (a)  To FSA:             Financial Security Assurance Inc.
                              350 Park Avenue
                              New York, NY  10022
                              Attention:  Transaction Oversight
                              Re:  The Mortgage Lenders Network Home
                                   Equity Loan Trust 2000-1
                              Confirmation:     (212) 826-0100
                              Telecopy Nos.:    (212) 339-3518,  (212) 339-3529
                              (in each case in which notice or other
                              communication to FSA refers to an Event of Default, a claim on the Policy or with respect to which failure on the part of FSA to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of each of the General Counsel and the Head,Financial Guaranty Group and shall be marked to indicate "URGENT MATERIAL ENCLOSED.")

     (b)  To the Depositor:   Prudential Securities Secured Financing
                              Corporation
                              One New York Plaza, 14th Floor
                              New York, NY  10292
                              Attention:  [_______________]
                                          (The Mortgage Lenders Network Home
                                          Equity Loan Trust 2000-1)
                              Confirmation:     (212) 778-1000
                              Telecopy:         (212) 778-7401

     (c)  To the Company:     Mortgage Lenders Network USA, Inc.
                              Middlesex Corporate Center, 11th Floor
                              213 Court Street
                              Middletown, CT 06457
                              Attention:[_______________]
                              Confirmation: [_______________]
                              Telecopy:  [_______________]

     A party may specify an additional or different address or addresses by writing mailed or delivered to the other party as aforesaid. All such notices and other communications shall be effective upon receipt.

     Section 6.03 Payment Procedure. In the event of any payment by FSA for which it is entitled to be reimbursed or indemnified as provided above, the Depositor agrees to accept the voucher or other evidence of payment as prima facie evidence of the propriety thereof and the liability therefor to FSA. All payments to be made to FSA under this Agreement shall be made to FSA in lawful currency of the United States of America in immediately available funds to the account number provided in the Premium Letter before 1:00 p.m. (New York, New York time) on the date when due or as FSA shall otherwise direct by written notice to the Depositor or the Company. In the event that the date of any payment to FSA or the expiration of any time period hereunder occurs on a day which is not a Business Day, then such payment or expiration of time period shall be made or occur on the next succeeding Business Day with the same force and effect as if such payment was made or time period expired on the scheduled date of payment or expiration date. Payments to be made to FSA under this Agreement shall bear interest at the Late Payment Rate from the date due to the date paid.

     Section 6.04 Severability. In the event that any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, the parties hereto agree that such holding shall not invalidate or render unenforceable any other provision hereof. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by any party hereto is unavailable or unenforceable shall not affect in any way the ability of such party to pursue any other remedy available to it.

     Section 6.05 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     Section 6.06 Consent to Jurisdiction.

     (a) THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY COURT IN THE STATE OF NEW YORK LOCATED IN THE CITY AND COUNTY OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND TO OR IN CONNECTION WITH ANY OF THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREUNDER OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREE THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD OR DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO HEREBY WAIVE AND AGREE NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THE TRANSACTION DOCUMENTS OR THE SUBJECT MATTER THEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURTS.

     (b) To the extent permitted by applicable law, the parties hereto shall not seek and hereby waive the right to any review of the judgment of any such court by any court of any other nation or jurisdiction which may be called upon to grant an enforcement of such judgment.

     (c) Each of the Depositor and the Company hereby irrevocably appoints and designates CT Corporation System, whose address is 1633 Broadway, New York, New York 10019, as its true and lawful attorney and duly authorized agent for acceptance of service of legal process. Each of the Depositor and the Company agrees that service of such process upon such Person shall constitute personal service of such process upon it.

     (d) Nothing contained in the Agreement shall limit or affect FSA's right to serve process in any other manner permitted by law or to start legal proceedings relating to any of the Transaction Documents against the Depositor or the Company or their property in the courts of any jurisdiction.

     Section 6.07 Consent of FSA. In the event that FSA's consent is required under any of the Transaction Documents, the determination whether to grant or withhold such consent shall be made by FSA in its sole discretion without any implied duty towards any other Person, except as otherwise expressly provided therein.

     Section 6.08 Counterparts. This Agreement may be executed in counterparts by the parties hereto, and all such counterparts shall constitute one and the same instrument.

     Section 6.09 Trial by Jury Waived. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH ANY OF THE TRANSACTION DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREUNDER. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT IT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THE TRANSACTION DOCUMENTS TO WHICH IT IS A PARTY BY, AMONG OTHER THINGS, THIS WAIVER.

     Section 6.10 Limited Liability. No recourse under any Transaction Document shall be had against, and no personal liability shall attach to, any officer, employee, director, affiliate or shareholder of any party hereto, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise in respect of any of the Transaction Documents, the Securities or the Policy, it being expressly agreed and understood that each Transaction Document is solely a corporate obligation of each party hereto, and that any and all personal liability, either at common law or in equity, or by statute or constitution, of every such officer, employee, director, affiliate or shareholder for breaches by any party hereto of any obligations under any Transaction Document is hereby expressly waived as a condition of and in consideration for the execution and delivery of this Agreement.

     Section 6.11 Entire Agreement. This Insurance Agreement, the Premium Letter, the Indemnification Agreement and the Policy set forth the entire agreement between the parties with respect to the subject matter thereof, and this Insurance Agreement supersedes and replaces any agreement or understanding that may have existed between the parties prior to the date hereof in respect of such subject matter.

     Section 6.12 Non-Petition. By execution hereof, the parties hereto agree not to institute against the Depositor, or join in any institution against the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings until at least one year and one day after the later to occur of (i) the Expiration Date or (ii) the payment of all obligations of the Trust Fund under the Transaction.

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, all as of the day and year first above written.

                                   FINANCIAL SECURITY ASSURANCE INC.


                                   By    ______________________________
                                               Authorized Officer


                                   MORTGAGE LENDERS NETWORK USA, INC.


                                  By     ______________________________
                                  Name   ______________________________
                                  Title  ______________________________


                                  PRUDENTIAL SECURITIES SECURED FINANCING
                                  CORPORATION


                                  By     ______________________________
                                  Name   ______________________________
                                  Title  ______________________________

                                  APPENDIX I

                                  DEFINITIONS

     "ABS Filing" means any materials delivered by the Underwriter to the Depositor within the meaning of the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission and filed by the Depositor in the Current Report or Reports on Form 8-K.

     "Accumulated Funding Deficiency" shall have the meaning provided in
Section 412 of the Code and Section 302 of ERISA, whether or not waived.

     "Business Day" means any day other than (a) a Saturday or Sunday or (b) a day on which the Certificate Insurer or banking institutions in the State of Connecticut, the State of New York, the State of Delaware, the State of Maryland or the State of Minnesota are required or authorized by law, executive order or governmental decree to be closed.

     "Certificateholders" means registered holders of the Securities.

     "Code" means the Internal Revenue Code of 1986, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

     "Commission" means the Securities and Exchange Commission.

     "Commonly Controlled Entity" means the Depositor or the Company, as applicable, and each entity, whether or not incorporated, which is affiliated with the Depositor or the Company, as applicable, pursuant to Section 414(b),
(c), (m) or (o) of the Code.

     ["Custodial Agreement" means the Custody Agreement, dated as of April 1, 2000, among the Company, the Custodian, and the Trustee.]

     "Custodian" means BankBoston, N.A., and any Successor thereto under the Custodial Agreement.

     "Date of Issuance" means the date on which the Policy is issued as specified therein.

     "Default" means any event which results, or which with the giving of notice or the lapse of time or both would result, in an Event of Default.

     "ERISA" means the Employee Retirement Income Security Act of 1974, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

     "Event of Default" means any event of default specified in Section 5.01 of the Insurance Agreement.

     "Expiration Date" means the final date of the Term of the Policy, as specified in the Policy.

     "Financial Statements" means with respect to the Company the balance sheets as of December 31, 1999 and the statements of income, retained earnings and cash flows for the 12-month period then ended.

     "Fiscal Agent" means the Fiscal Agent, if any, designated pursuant to the terms of the Policy.

     "FSA" means Financial Security Assurance Inc., a New York stock insurance company, its successors and assigns.

     "FSA Information" has the meaning assigned to that term in Section 3.04(a)(iii).

     "Indemnification Agreement" means the Indemnification Agreement, dated as of April 10, 2000, among FSA, the Depositor, the Company and the Representative, as the same may be amended from time to time.

     "Insurance Agreement" means this Insurance and Indemnity Agreement, dated as of April 1, 2000, among FSA, the Company and the Depositor, as the same may be amended from time to time.

     "Investment Company Act" means the Investment Company Act of 1940, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

     "IRS" means the Internal Revenue Service.

     "Late Payment Rate" means the lesser of (a) the greater of (i) the per annum rate of interest, publicly announced from time to time by Chase Manhattan Bank at its principal office in the City of New York, as its prime or base lending rate (any change in such rate of interest to be effective on the date such change is announced by Chase Manhattan Bank) plus 3%, and (ii) the then applicable highest rate of interest on the Securities and (b) the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

     "Lien" means, as applied to the property or assets (or the income or profits therefrom) of any Person, in each case whether the same is consensual or nonconsensual or arises by contract, operation of law, legal process or otherwise: (a) any mortgage, lien, pledge, attachment, charge, lease, conditional sale or other title retention agreement, or other security interest or encumbrance of any kind or (b) any arrangement, express or implied, under which such property or assets are transferred, sequestered or otherwise identified for the purpose of subjecting or making available the same for the payment of debt or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person.

     "Material Adverse Change" means, (a) in respect of any Person, a material adverse change in (i) the business, financial condition, results of operations or properties of such Person or (ii) the ability of such Person to perform its obligations under any of the Transaction Documents to which it is a party and
(b) in respect of any Mortgage Loan, a material adverse change in (i) the value or marketability of such Mortgage Loan or (ii) the probability that amounts now or hereafter due in respect of such Mortgage Loan will be collected on a timely basis.

     "Moody's" means Moody's Investors Service, Inc., a Delaware corporation, and any successor thereto, and, if such corporation shall for any reason no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized rating agency designated by FSA.

     ["Mortgage Documents" means the Mortgage Notes, Mortgages, assignments of Mortgages and other related documents required to be delivered to the Custodian pursuant to Article 3 of the Custodial Agreement.]

     "Mortgage Loan" has the meaning provided in the Master Servicing
Agreement.

     ["Mortgage Loan Sale Agreement" means the Mortgage Loan Sale Agreement, dated as of April 1, 2000, between the Company and the Depositor.]

     "Multiemployer Plan" means a multiemployer plan (within the meaning of Section 4001(a)(3) of ERISA) in respect of which a Commonly Controlled Entity makes contributions or has liability.

     "Notice of Claim" means a Notice of Claim and Certificate in the form attached as Exhibit A to Endorsement No. 1 to the Policy.

     "Offering Document" means the Prospectus Supplement, dated April 10, 2000, and the Prospectus, dated June 23, 1999, of the Depositor in respect of the Securities and any amendment or supplement thereto and any other offering document in respect of the Securities that makes reference to the Policy.

     "PBGC" means the Pension Benefit Guaranty Corporation or any successor agency, corporation or instrumentality of the United States to which the duties and powers of the Pension Benefit Guaranty Corporation are transferred.

     "Person" means an individual, joint stock company, trust, unincorporated association, joint venture, corporation, business or owner trust, partnership or other organization or entity (whether governmental or private).

     "Plan" means any pension plan (other than a Multiemployer Plan) covered by Title IV of ERISA, which is maintained by a Commonly Controlled Entity or in respect of which a Commonly Controlled Entity has liability.

     "Policy" means the financial guaranty insurance policy, including any endorsements thereto, issued by FSA with respect to the Securities, substantially in the form attached as Annex I to this Agreement.

     "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement, dated as of April 1, 2000, between the Depositor, the Company, as Servicer and Seller and the Trustee on behalf of FSA and the Certificateholders, pursuant to which the Securities are to be issued, as the same may be amended from time to time.

     "Premium" means the premium payable in accordance with Section 3.02 of the Insurance Agreement and the Premium Supplement, if any.

     "Premium Letter" means the side letter between FSA, the Company and the Depositor, dated April 14, 2000, in respect of the premium payable in consideration of the issuance of the Policy.

     "Premium Supplement" means a non-refundable premium in addition to the premium payable in accordance with Section 3.02 of the Insurance Agreement, in an amount equal to 0.22% per annum of the principal amount of the Securities outstanding on the Premium Supplement Commencement Date, which will accrue from the Premium Supplement Commencement Date until the Premium Supplement Termination Date, and which is payable on each Payment Date following the Premium Supplement Collection Date until the Premium Supplement Termination Date, if any.

     "Premium Supplement Collection Date" means the date on which all or a portion of the Premium Supplement that has accrued or will accrue shall have been declared payable in accordance with Section 5.02(a)(i) of the Insurance Agreement.

     "Premium Supplement Commencement Date" means the date of occurrence of the Event of Default in respect of which the Premium Supplement shall have begun to accrue, regardless of whether the Event of Default has been declared.

     "Premium Supplement Termination Date" means the date on which all Events of Default under the Insurance Agreement shall have been remedied or shall have been waived by FSA.

     "Prospectus" means the form of prospectus, as supplemented, relating to the Securities, as first filed with the Commission pursuant to Rule 424 under the Securities Act.

     "Provided Documents" means the Transaction Documents and any documents, agreements, instruments, schedules, certificates, statements, cash flow schedules, number runs or other writings or data furnished to FSA by or on behalf of the Depositor or the Company with respect to the Depositor or the Company, their Subsidiaries or the Transaction.

     "Registration Statement" means the registration statement on Form S-3 (No. 333-[_______]), including a form of prospectus, relating to the Securities, as amended to the date hereof.

     "Reportable Event" means any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder.

     "Restrictions on Transferability" means, as applied to the property or assets (or the income or profits therefrom) of any Person, in each case whether the same is consensual or nonconsensual or arises by contract, operation of law, legal process or otherwise, any material condition to, or restriction on, the ability of such Person or any transferee therefrom to sell, assign, transfer or otherwise liquidate such property or assets in a commercially reasonable time and manner or which would otherwise materially deprive such Person or any transferee therefrom of the benefits of ownership of such property or assets.

     "Securities" means $211,533,000 of The Mortgage Lenders Network Home Equity Loan Trust 2000-1, $211,553,000 Pass-Through Certificates, Series 2000-1, Class A-1, Class A-2, Class A-3. Class A-4 and Class A-5.

     "Securities Act" means the Securities Act of 1933, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

     "Securities Exchange Act" means the Securities Exchange Act of 1934, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

     "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and any successor thereto, and, if such corporation shall for any reason no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized rating agency designated by FSA.

     "Subsidiary" means, with respect to any Person, any corporation of which a majority of the outstanding shares of capital stock having ordinary voting power for the election of directors is at the time owned by such Person directly or through one or more Subsidiaries.

     "Term of the Agreement" shall be determined as provided in Section 4.01 of the Insurance Agreement.

     "Term of the Policy" has the meaning provided in the Policy.

     "Transaction" means the transactions contemplated by the Transaction Documents, including the transactions described in the Offering Document.

     "Transaction Documents" means the Insurance Agreement, the
Indemnification Agreement, the Pooling and Servicing Agreement, [the Mortgage Loan Sale Agreement, the Mortgage Loan Contribution Agreement, the Deposit Trust Agreement, the Management Agreement, the Custodial Agreement,] the Underwriting Agreement and the Premium Letter.

     "Trigger Event" means the occurrence of any one of the following: (a) an Event of Default under the Insurance Agreement has occurred and is continuing,
(b) any legal proceeding or binding arbitration is instituted with respect to the Transaction or (c) any governmental or administrative investigation, action or proceeding is instituted that would, if adversely decided, result in a Material Adverse Change in respect of the Depositor or the Company or of a material portion of the Mortgage Loans.

     "Trust Accounts" has the meaning provided in the Certificate Account and the Collection Account, each as defined in the Pooling and Servicing Agreement.

     "Trust Fund" has the meaning provided in the Pooling and Servicing
Agreement.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

     "Trustee" means Norwest Bank Minnesota, National Association, as Trustee under the Pooling and Servicing Agreement, and any successor thereto as Trustee under the Pooling and Servicing Agreement.

     "Underfunded Plan" means any Plan that has an Underfunding.

     "Underfunding" means, with respect to any Plan, the excess, if any, of
(a) the present value of all benefits under the Plan (based on the assumptions used to fund the Plan pursuant to Section 412 of the Code) as of the most recent valuation date over (b) the fair market value of the assets of such Plan as of such valuation date.

     "Underwriter" means Prudential Securities Incorporated or its parents, subsidiaries, and affiliates and any shareholder, director, officer, employee, agent or "controlling person" (as such item is used in the Securities Act).

     "Underwriting Agreement" means the underwriting agreement and the terms agreement, each dated as of April 10, 2000, between the Depositor and Prudential Securities Incorporated (the "Underwriter") with respect to the offer and sale of the Securities, as the same may be amended from time to time.

                                  APPENDIX II

                              OPINIONS OF COUNSEL

     There shall be delivered to FSA, Moody's and S&P opinions of counsel as follows:

     (i) opinions to the effect that the Securities have been duly issued, and the Transaction Documents have been duly executed and delivered, and each constitutes legal, valid and binding obligations, enforceable in accordance with their respective terms;

     (ii) opinions as to compliance with applicable securities laws, including, but not limited to, opinions to the effect that:

          (A) to the best of counsel's knowledge, no filing or registration with or notice to or consent, approval, authorization or order of any court or governmental authority or agency is required for the consummation of the Transaction, except such as may be required and have been obtained under the Securities Act and state securities or "blue sky" laws;

          (B) the Registration Statement is effective under the Securities Act and, to the best of counsel's knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act or proceedings therefor initiated or threatened by the Commission;

          (C) the Trust Fund is not required to be registered under the Investment Company Act; and

          (D) the Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act;

     (iii) an opinion to the effect that (A) the Trustee is the owner of the Mortgage Loans, holding good and marketable title thereto; (B) the Mortgage Loans would not be included as part of the estate of the Company or the Depositor in the event of any receivership or insolvency proceedings in respect thereof; (C) the transfer of the Mortgage Loans by the Depositor to the Company and by the Depositor to the Trust Fund would be characterized by a court of competent jurisdiction as a sale of such Mortgage Loans and not as a borrowing by the Company or the Depositor or a relationship of joint ownership, partnership, joint venture or similar arrangement; and (D) the Transaction Documents create for the benefit of the Trustee, as secured party on behalf of the Certificateholders and FSA, a valid, perfected, first priority security interest in the Trust Fund and the proceeds thereof; and

     (iv) an opinion to the effect that (A) the Trust Fund qualifies as a REMIC for federal income tax purposes.

                                  APPENDIX A
                     TO INSURANCE AND INDEMNITY AGREEMENT

                CONDITIONS PRECEDENT TO ISSUANCE OF THE POLICY

     (a) Payment of Initial Premium and Expenses; Premium Letter. FSA shall have been paid, by or on behalf of the Company, a nonrefundable Premium and shall have been reimbursed, by or on behalf of the Company, for other fees and expenses identified in Section 3.02 below as payable at closing and FSA shall have received a fully executed copy of the Premium Letter.

     (b) Transaction Documents. FSA shall have received a copy of each of the Transaction Documents, in form and substance satisfactory to FSA, duly authorized, executed and delivered by each party thereto. Without limiting the foregoing, the provisions of the Pooling and Servicing Agreement relating to the payment to FSA of Premium due on the Policy and the reimbursement to FSA of amounts paid under the Policy shall be in form and substance acceptable to FSA in its sole discretion.

     (c) Certified Documents and Resolutions. FSA shall have received a copy of
(i) the certificate of incorporation and bylaws of the Depositor and the Company and (ii) the resolutions of the Company's and the Depositor's Boards of Directors authorizing the issuance of the Securities and the sale of the Mortgage Loans and the execution, delivery and performance by the Depositor and the Company of the Transaction Documents and the transactions contemplated thereby, certified by the Secretary or an Assistant Secretary of the Depositor and the Company (which certificates shall state that such certificate of incorporation, bylaws and resolutions are in full force and effect without modification on the Date of Issuance).

     (d) Incumbency Certificate. FSA shall have received certificates of the Secretary or an Assistant Secretary of the Depositor, the Company and the Owner Trustee certifying the name and signatures of the officers of the Depositor, the Company and the Owner Trustee authorized to execute and deliver the Transaction Documents and that shareholder consent to the execution and delivery of such documents is not necessary.

     (e) Representations and Warranties; Certificate. The representations and warranties of the Depositor and the Company in the Insurance Agreement shall be true and correct as of the Date of Issuance as if made on the Date of Issuance and FSA shall have received certificates of appropriate officers of the Depositor and the Company to that effect.

     (f) Opinions of Counsel. FSA shall have received opinions of counsel addressed to FSA, Moody's and S&P in respect of the Depositor and the Company, the other parties to the Transaction Documents and the Transaction in form and substance satisfactory to FSA, addressing such matters as FSA may reasonably request, including without limitation, the items set forth in Appendix II hereto, and the counsel providing each such opinion shall have been instructed by its client to deliver such opinion to the addressees thereof.

     (g) Approvals, Etc. FSA shall have received true and correct copies of all approvals, licenses and consents, if any, including, without limitation, the approval of the shareholders of the Depositor and the Company, required in connection with the Transaction.

     (h) No Litigation, Etc. No suit, action or other proceeding, investigation, or injunction or final judgment relating thereto, shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with any of the Transaction Documents or the consummation of the Transaction.

     (i) Legality. No statute, rule, regulation or order shall have been enacted, entered or deemed applicable by any government or governmental or administrative agency or court which would make the transactions contemplated by any of the Transaction Documents illegal or otherwise prevent the consummation thereof.

     (j) Satisfaction of Conditions of Underwriting Agreement. All conditions set forth in the Underwriting Agreement to the Underwriter's obligation to purchase the Securities shall have been satisfied.

     (k) Issuance of Ratings. FSA shall have received confirmation that the risk secured by the Policy constitutes an investment grade risk by S&P and an insurable risk by Moody's and that the Securities, when issued, will be rated "AAA" by S&P, and "Aaa" by Moody's.

     (l) Delivery of Mortgage Documents. FSA shall have received evidence satisfactory to it that: (i) delivery has been made to the Trustee or to a Custodian of the Mortgage Loan Files required to be so delivered pursuant to
Article 3 of the Custodial Agreement; and (ii) each Mortgage Note is endorsed as provided in Article 3 of the Custodial Agreement.

     (m) No Default. No Default or Event of Default shall have occurred.

     (n) Documentation Relating to Principal and Interest Account. FSA shall have received evidence satisfactory to it that the Collection Account has been established in the name of the Trustee.

     (o) Additional Items. FSA shall have received such other documents, instruments, approvals or opinions requested by FSA as may be reasonably necessary to effect the Transaction, including but not limited to evidence satisfactory to FSA that all conditions precedent, if any, in the Transaction Documents have been satisfied.